UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )

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☑    Definitive Proxy Statement
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☐    Soliciting Material Pursuant to §240.14a-12

TECOGEN INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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To the Stockholders of Tecogen Inc.:

You are cordially invited to attend the Annual Meeting of Stockholders of Tecogen Inc. on Thursday, June 23, 2016. The Annual Meeting will begin at 1:30 p.m. local time at the Company's headquarters, 45 First Avenue, Waltham, Massachusetts.
We are pleased to again be using the U.S. Securities and Exchange Commission rule that allows us to furnish our proxy materials over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability, or the Notice, instead of paper copies of our Proxy Statement and 2015 Annual Report on Form 10-K. The Notice contains instructions on how to access these documents via the Internet. The Notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2015 Annual Report on Form 10-K and a proxy card. Stockholders who request paper copies of proxy materials will receive them by mail. This process will conserve natural resources and reduce the costs of printing and distributing our proxy materials to our stockholders.
Because it is important that your shares be voted at the Annual Meeting, we urge you to complete, date and sign a proxy card and return it as promptly as possible, whether or not you plan to attend in person. If you are a stockholder of record and do attend the annual meeting and wish to vote your shares in person, even after returning your proxy, you still may do so.
We appreciate your continued support of and interest in Tecogen Inc. and are working hard to build a company that we are all proud to own.
We look forward to seeing you in Waltham, Massachusetts on June 23, 2016.

Very truly yours,

/s/ Angelina Galiteva
Angelina Galiteva
Chairwoman of the Board

April 29, 2016

TECOGEN INC.
45 First Avenue
Waltham, MA 02451

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held Thursday, June 23, 2016

TO THE STOCKHOLDERS OF TECOGEN INC.:

NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders of Tecogen Inc., a Delaware corporation, or the Company, will be held at the Company offices located at 45 First Avenue, Waltham, Massachusetts, on Thursday, June 23, 2016, at 1:30 p.m., local time, for the following purposes, as described in our Proxy Statement:

1.	To elect six directors to the Board of Directors of the Company to hold office for one year until the 2017 annual meeting or until their successors are duly elected and qualified.

2.	To ratify the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm.

3.
To consider and vote on a proposal to authorize the Board of Directors to adjourn the Annual Meeting to a later date or dates, if necessary, to allow time for further solicitation of proxies, in the event there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.

4.	To transact any other business which may properly be brought before the Annual Meeting or any adjournment or postponement thereof.

All stockholders are cordially invited to attend the Annual Meeting of Stockholders, or the Annual Meeting.  Only stockholders of record of the Company at the close of business on April 25, 2016 are entitled to notice of and to vote at the Annual Meeting or any adjournment or postponement thereof.  A complete list of these stockholders will be open for the examination of any stockholder of record during ordinary business hours at the Company's principal executive offices located at 45 First Avenue, Waltham, Massachusetts for a period of ten days prior to the Annual Meeting.  The list will also be available for the examination of any stockholder present at the Annual Meeting.
If you are a holder of record and plan to attend the Annual Meeting in person, please bring photo identification. If your shares are held in the name of a broker, bank or other nominee, please bring with you photo identification and a letter from the broker or other nominee confirming your ownership as of the record date. If you wish to vote your shares at the Annual Meeting, the broker, bank or other nominee must provide you with a proxy or power of attorney.
Your vote is important.  Your prompt response will also help reduce proxy costs and will help you avoid receiving follow-up telephone calls or mailings.  Please vote as soon as possible.  Also, the Company has elected to take advantage of the Securities and Exchange Commission rules that allow the Company to furnish proxy materials to you and other stockholders on the Internet.

By Order of the Board of Directors,
TECOGEN INC
/s/ David A. Garrison
David A. Garrison
Secretary
Waltham, Massachusetts
April 29, 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 23, 2016, THE PROXY STATEMENT AND ANNUAL REPORT ARE AVAILABLE AT https://materials.proxyvote.com/87876P.

TABLE OF CONTENTS

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING    1

Why did you furnish me with this Proxy Statement?    1
Why are you making these materials available over the Internet rather than mailing them?    1
How can I have printed copies of the proxy materials mailed to me?    1
What proposals will be addressed at the Annual Meeting?    1
Who may vote on these proposals?    1
How many votes do I have?    1
What is the difference between holding shares as a stockholder of record and as a beneficial owner?    2
How does the Board recommend that I vote?    2
What is the quorum requirement?    2
Why would the Annual Meeting be adjourned?    2
How do I vote by proxy?    2
How do I vote in person?    3
May I revoke my proxy?    3
What vote is required to approve each proposal?    3
How are the votes counted?    3
Are there any dissenters’ rights of appraisal?    4
Who bears the cost of soliciting proxies?    4
Where are the Company’s principal executive offices?    4
How can I obtain additional information about the Company?    4

Information about Directors and Executive Officers    4

Security Ownership of Certain Beneficial Owners and Management    7

Corporate Governance    9

Report of the Audit Committee    12

Compensation of Directors and Executive Officers    13

Certain Relationships and Related Transactions and Director Independence    16

Changes in Independent Registered Accounting Firm    17

Audit Fees Summary    18

Proposals Recommended for Consideration by Stockholders    19
PROPOSAL 1 - Election of Directors    19
PROPOSAL 2 - Ratification of Appointment of Independent Registered Public Accounting Firm    19
PROPOSAL 3 - Authorization to Adjourn the Annual Meeting    20

Additional Information    21

APPENDIX I : Proxy Card    22

TECOGEN INC.
PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
To be held June 23, 2016
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING
WHY DID YOU FURNISH ME WITH THIS PROXY STATEMENT?
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Tecogen Inc., a Delaware corporation, or the Company, for the Annual Meeting of Stockholders, or the Annual Meeting, to be held June 23, 2016 at 1:30 p.m., local time, and at any adjournments or postponements of the Annual Meeting. This Proxy Statement summarizes the information you need to make an informed vote on the proposals to be considered at the Annual Meeting. However, you do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return a proxy card.
WHY ARE YOU MAKING THESE MATERIALS AVAILABLE OVER THE INTERNET RATHER THAN MAILING THEM?
Under the "Notice and Access Rule" that the Securities and Exchange Commission, or the SEC, has adopted, we are furnishing proxy materials to our stockholders on the Internet rather than mailing printed copies of those materials to each stockholder. This will help us conserve natural resources and it will save postage, printing and processing costs. If you received the Notice of Internet Availability of Proxy Materials, or the Notice of Internet Availability, by mail, you will not receive a printed copy of our proxy materials unless you specifically request one. Instead, the Notice of Internet Availability will instruct you about how you may (1) access and review the Company's proxy materials on the Internet and (2) access your proxy card to vote on the Internet. We anticipate that we will mail the Notice of Internet Availability to our stockholders on or about May 13, 2016.
The Proxy Materials are available at https://materials.proxyvote.com/87876P. Enter the 12-digit control number located on the Notice of Internet Availability or proxy card.
HOW CAN I HAVE PRINTED COPIES OF THE PROXY MATERIALS MAILED TO ME?
Instructions for requesting a paper copy of the proxy materials are set forth on the Notice of Internet Availability.
WHAT PROPOSALS WILL BE ADDRESSED AT THE ANNUAL MEETING?
The following proposals will be addressed at the Annual Meeting:

1.	The election of six directors to the Board of Directors of the Company each to hold office for one year or until their successors are duly elected and qualified, each as identified below;

2.	The ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm;

3.	The authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes to approve the proposals; and
Transaction of such other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.
Our Board of Directors, or our Board, has taken unanimous affirmative action with respect to each of the foregoing proposals and recommends that the stockholders vote in favor of each of the proposals.
WHO MAY VOTE ON THESE PROPOSALS?
Stockholders who owned shares of the Company’s voting stock at the close of business on April 25, 2016 or the Record Date are entitled to vote at the Annual Meeting on all matters properly brought before the Annual Meeting.
On the Record Date, the Company had 19,065,436 shares of issued and outstanding common stock, par value $0.01 per share or the Common Stock.
HOW MANY VOTES DO I HAVE?
Each share of Common Stock is entitled to one vote on each matter presented at the Annual Meeting.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?
Stockholder of Record
If, on the Record Date, your shares were registered directly in your name with our transfer agent, VStock Transfer LLC, you are a “stockholder of record” who may vote at the Annual Meeting. As the stockholder of record you have the right to direct the voting of your shares via the Internet, returning a proxy card to us or voting in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote via the Internet or complete, date and sign a proxy card to ensure that your vote is counted.
Beneficial Owner
If, on the Record Date, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name.” Your broker or nominee is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct your broker, bank, or nominee how to vote your shares by using any voting instruction card supplied by them or by following their instructions for voting by telephone, online, or in person. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
Our Board unanimously recommends that stockholders vote "FOR" all six nominees for director, "FOR" the ratification of the appointment of Wolf & Company, P.C. as independent auditors, and "FOR" the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.
WHAT IS THE QUORUM REQUIREMENT?
A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the Annual Meeting or by proxy. On the Record Date, there were 19,065,436 shares outstanding and entitled to vote. Thus, 9,532,719 shares must be represented by stockholders present at the meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. A broker non-vote occurs when a broker holding shares for a beneficial owner votes on one proposal but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.
WHY WOULD THE ANNUAL MEETING BE ADJOURNED?
The Annual Meeting may be adjourned if a quorum is not present or to allow time for further solicitation of proxies in the event there are insufficient votes present in person or represented by proxy to approve the proposals. For purposes of determining whether the stockholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether stockholders have approved that matter, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.
HOW DO I VOTE BY PROXY?
Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Stockholders may deliver their proxies either:

(1)	Electronically over the Internet as outlined in the Notice of Internet Availability; or

(2)	By requesting, completing and submitting a properly signed paper proxy card as outlined in the Notice of Internet Availability.
Returning the proxy card will not affect your right to attend the Annual Meeting and vote in person as described elsewhere herein. If you properly fill in your proxy card and send it to us in time to vote, your proxy (one of the individuals named on your proxy card) will vote your shares as you have directed.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board of Directors as follows:

1.	FOR the election of each of our Board’s nominees for director;

2.	FOR the ratification of the appointment of Wolf & Company, P.C. as the Company's independent registered public accounting firm; and

3.	FOR the authorization to adjourn the Annual Meeting to a later date or dates if there are insufficient votes present in person or represented by proxy at the Annual Meeting to approve the proposals.
If any other matters are presented, your proxy will vote in accordance with his or her best judgment. At the time this Proxy Statement was finalized, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.
HOW DO I VOTE IN PERSON?
If you are a stockholder of record (i.e., you own the shares directly in your name) and plan to attend the Annual Meeting, you may attend and vote in person on June 23, 2016, or at a later date if the Annual Meeting is adjourned or postponed to a later date, as long as you present valid proof of identification at the Annual Meeting. We will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, in addition to identification, you must bring proof of beneficial ownership in order to attend the Annual Meeting, which generally can be obtained from the record holder. In that event, you must also obtain a proxy or a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit and authorizing you to vote the shares at the Annual Meeting.
MAY I REVOKE MY PROXY?
If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in three ways:

1.	You may send in another proxy with a later date.

2.
You may notify the Company in writing (by you or your attorney authorized in writing, or if the stockholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the Annual Meeting, that you are revoking your proxy.

3.	You may vote in person at the Annual Meeting.
WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?
Proposal 1:  Election of Directors. The election of directors shall be determined by a plurality of the votes cast by the stockholders. Therefore, a nominee who receives a plurality means he has received the highest number votes “for” his or her election than any other nominee for the same director's seat will be elected.
Proposal 2:  Ratification of independent registered public accounting firm. The approval of the ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter.
Proposal 3:  Adjournment of the Annual Meeting. The approval of the adjournment of the Annual Meeting, requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of Common Stock present or represented by proxy at the Annual Meeting and voting affirmatively or negatively on such matter.
HOW ARE VOTES COUNTED?
Proposal 1: You may either vote “FOR” or “WITHHOLD” authority to vote for each of the nominees for the Board of Directors. Shares present at the meeting or represented by proxy where the shareholder properly withholds authority to vote for such nominee and broker non-votes will not be counted toward such nominee's achievement of a plurality.
Proposal 2: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the ratification of Wolf & Company, P.C. If you abstain from voting on the proposal to ratify Wolf & Company, P.C., your vote will have no effect on the outcome of the vote on the proposal. Brokers, bankers and other nominees have discretionary voting power on this routine matter and, accordingly, broker non-votes will have no effect on the vote for this proposal.
Proposal 3: You may vote “FOR,” “AGAINST” or “ABTAIN” on the proposal to authorize adjournment of the Annual Meeting. If you abstain from voting on the proposal to authorize adjournment of the Annual Meeting, your vote will have no effect on the outcome of the proposal. Broker non-votes will have no effect on the vote for this proposal.

ARE THERE ANY DISSENTERS' RIGHTS OF APPRAISAL?
Our Board is not proposing any action for which the laws of the State of Delaware, the Company’s Certificate of Incorporation or the Company's Bylaws provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.
WHO BEARS THE COST OF SOLICITING PROXIES?
The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution.
WHERE ARE THE COMPANY'S PRINCIPAL EXECUTIVE OFFICES?
The Company’s principal executive offices are located at 45 First Avenue, Waltham, Massachusetts, and the Company's telephone number is (781) 466-6400.
HOW CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THE COMPANY?
The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, or the Annual Report, has been made available on the Internet to all stockholders entitled to vote at the Annual Meeting and who received the Notice of Internet Availability. Additional copies will be furnished without charge to stockholders upon written request. Exhibits to the Annual Report will be provided upon written request and payment of an appropriate fee. All written requests should be directed to the Secretary of the Company c/o Tecogen Inc., 45 First Avenue, Waltham, Massachusetts 02451. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, or the Exchange Act.
Our website address is included several times in this Proxy Statement as a textual reference only and the information in the website is not incorporated by reference into this Proxy Statement.
INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS
The following table lists the current members of our Board, and our executive officers. The address for our directors and officers is c/o Tecogen Inc., 45 First Avenue, Waltham, Massachusetts 02451.

Name	Age	Position(s)	(1)	(2)	(3)
Angelina M. Galiteva	49	Chairperson of the Board and Director	x	x
John N. Hatsopoulos	82	Co-Chief Executive Officer and Director
Benjamin M. Locke	48	Co-Chief Executive Officer
Robert A. Panora	61	Chief Operating Officer and President
David A. Garrison	48	Chief Financial Officer, Treasurer and Secretary
Joseph E. Aoun	63	Director		x	x
Ahmed F. Ghoniem	64	Director	x		x
Earl R. Lewis	72	Director		x
Charles T. Maxwell	84	Director	x		x

(1) Member of Audit Committee
(2) Member of Compensation Committee
(3) Member of the Nominating and Governance Committee
Angelina M. Galiteva, age 49, has been our Chairperson of the Board since 2005. She is the founder of the Renewables 100 Policy Institute. She also serves as the Chairperson for the World Council for Renewable Energy. Both organizations are dedicated to the successful deployment of renewable energy technologies and the policies that support the transition to a carbon free grid on a global scale.
In 2011 Ms. Galiteva was appointed by California’s Governor and confirmed by the State Senate to the 5 member Board of Governors of the California Independent System Operator Corporation. She was reappointed by the Governor and again reconfirmed by the Senate in 2014. The Independent System Operator is responsible for the reliable operation of the power grid in the state of California and for the efficient operation of the electricity market, including the integration of renewable energy projects as mandated by State Law.

In addition Ms. Galiteva, is a Principal at NEOptions, Inc., a renewable energy and new technology product design and project development firm. Her industry experience includes serving as Executive Director of the Los Angeles Department of Water and Power and head of its Green LA, Environmental Affairs and New Product Development Organization. While at the largest municipal utility in the Western US, she was responsible for strategic positioning and the environmental compliance departments. Her career also includes working with the New York Power Authority as well as advising numerous renewable energy, energy efficiency, and new product development firms. Ms. Galiteva enjoys working to structure and advance the implementation of cutting edge energy policies and programs that reflect the increasing role of renewable energy, storage, mobility and distributed energy technologies worldwide.
Ms. Galiteva holds a Master’s degree in Environmental and Energy Law and a law degree from Pace University School of Law, and a bachelor’s degree from Sofia University in Bulgaria.
Our Board has determined that Ms. Galiteva’s prior experience in the energy field qualifies her to be a member of the Board in light of the Company’s business and structure.
John N. Hatsopoulos, age 82, has been the Chief Executive Officer of the Company since the organization of the Company in 2000, and has shared the role as Co-Chief Executive Officer since the fall of 2014. He has been a member of the Board since its founding. He has also been the Co-Chief Executive Officer of American DG Energy Inc., (NYSE MKT: ADGE), or American DG Energy, a publicly traded company in the On-Site Utility business since 2000, and the Chairman of EuroSite Power Inc., or Eurosite Power, a subsidiary of American DG Energy Inc. since 2009. Mr. Hatsopoulos is a co-founder of Thermo Electron Corporation, which is now Thermo Fisher Scientific (NYSE: TMO), and is the retired President and Vice Chairman of the Board of Directors of that company. He is a member of the Board of Directors of Ilios Inc., and is a former Member of the Corporation of Northeastern University. The Company, American DG Energy, and EuroSite Power are affiliated companies by virtue of common ownership. Mr. Hatsopoulos graduated from Athens College in Greece, and holds a bachelor’s degree in history and mathematics from Northeastern University, as well as honorary doctorates in business administration from Boston College and Northeastern University.
Mr. Hatsopoulos is the Company’s Co-Chief Executive Officer and is also the Co-Chief Executive Officer of American DG Energy and the Chairman of Eurosite Power. On average, Mr. Hatsopoulos spends approximately 50% of his business time on the affairs of the Company; however such amount varies widely depending on the needs of the business and is expected to increase as the business of the Company develops.
Our Board has determined that Mr. Hatsopoulos’ prior experience as co-founder, president and Chief Financial Officer of Thermo Electron Corporation, where he demonstrated leadership capability and gained extensive expertise involving complex financial matters, and his extensive knowledge of complex financial and operational issues qualify him to be a member of our Board in light of the Company’s business and structure.

Benjamin M. Locke, age 48, has been our Co-Chief Executive Officer since 2014. Mr. Locke joined the Company in June, 2013 as the Director of Corporate Strategy and was promoted to General Manager prior to his appointment as Co-CEO. In October of 2014, Mr. Locke began serving as Co-Chief Executive Officer of American DG Energy. He splits his time between the two companies. Previously, Mr. Locke was the Director of Business Development and Government Affairs at Metabolix (NASDAQ:MBLX), a bioplastics technology development and commercialization company. In that role, he was responsible for developing and executing plans for partnerships, joint ventures, acquisitions, and other strategic arrangements for commercializing profitable clean energy technologies. Prior to joining Metabolix in 2001, Mr. Locke was Vice President of Research at Innovative Imaging Systems, or IISI, a high-technology R&D company. At IISI, he drove the development and implementation of growth strategies for the funding of specialty electronic systems for the United States Government. Mr. Locke has a B.S. in Physics from the University of Massachusetts, an M.S. in Electrical Engineering from Tufts University, and an M.B.A. in Corporate Finance from Boston University.

Robert A. Panora, age 61, has been our Chief Operating Officer and President since the organization of the Company in 2000 and the Chief Operating Officer of Ilios since its inception in 2009. In August of 2015, Mr. Panora began serving as Director of Operations of American DG Energy. He splits his time between the two companies. Before this role, he had been General Manager of the Company’s Product Group while a division of Thermo Electron Corporation since 1990, and Manager of Product Development, Engineering Manager, and Operations Manager since 1984. Over his 31-year tenure with the Company and its predecessors, Mr. Panora has been responsible for sales and marketing, engineering, service, and manufacturing. Mr. Panora contributed to the development of Tecogen’s first product, the CM-60 cogeneration system, and was Program Manager for the cogeneration and chiller projects that followed. Mr. Panora has had considerable influence on many aspects of the business, from building the employee team, to conceptualizing product designs and authoring many of the original business documents, sales tools, and product literature pieces. Mr. Panora has a bachelor’s and master’s degrees in Chemical Engineering from Tufts University.

David A. Garrison, age 48, has been our Chief Financial Officer, Treasurer and Secretary since 2014, and the Chief Financial Officer of Ilios since 2014. Prior to joining the Company, Mr. Garrison was Executive Vice President and Chief Financial Officer of Arrhythmia Research Technology, Inc. (NYSE:HRT) and its subsidiary Micron Products, Inc. since 2002. Leading the finance department of Arrhythmia Research Technology, Inc., Mr. Garrison oversaw all aspects of SEC compliance, internal controls and raising capital through debt in a capital intensive medical device manufacturing business. Prior to Arrhythmia, Mr. Garrison spent nine years as Controller and Chief Financial Officer of H & R 1871, Inc., a privately held manufacturer of consumer products. Mr. Garrison holds a B.S. in Finance from Miami University and a M.B.A. from Boston University.

Joseph E. Aoun, age 63, has been a member of our Board since 2011. He has been President of Northeastern University since 2006. President Aoun is recognized as a leader in higher education policy and served on the board of directors of the American Council on Education as well as the Boston Private Industry Council, Jobs for Mass, and the New England Council. He is a member of the Executive Committee of the Greater Boston Chamber of Commerce, a member of the Massachusetts Business Roundtable, and serves as co-chair of the City to City Boston initiative. Dr. Aoun is the recipient of numerous honors and awards and is an internationally known scholar in linguistics. Dr. Aoun holds a master’s degree in Oriental Languages and Literature from Saint Joseph University, Beirut, Lebanon, a Diploma of Advanced Study in General and Theoretical Linguistics, from University of Paris VIII, Paris, France, and a Ph.D. in Linguistics and Philosophy from MIT.
Our Board has determined that Dr. Aoun’s prior experience as the President of Northeastern University and his prior experience in the energy sector qualify him to be a member of our Board of Directors in light of the Company's business and structure.

Ahmed F. Ghoniem, age 64, has been a member of our Board since 2008. He is the Ronald C. Crane Professor of Mechanical Engineering at MIT. He is also the director of the Center for Energy and Propulsion Research at MIT, where he plays a leadership role in many energy-related activities, initiatives and programs. Mr. Ghoniem joined MIT as an assistant professor in 1983. He is an associate fellow of the American Institute of Aeronautics and Astronautics, and Fellow of American Society of Mechanical Engineers. Recently, he was granted the KAUST Investigator Award. He is a member of the Boards of Directors of EuroSite Power, and Ilios, which are affiliated companies by virtue of common ownership. Mr. Ghoniem holds a Ph.D. in Mechanical Engineering from the University of California, Berkeley, and an M.S. and B.S. in Mechanical Engineering from Cairo University.
Our Board has determined that Mr. Ghoniem’s prior experience as a Professor of Mechanical Engineering at MIT and his prior experience in the energy sector qualify him to be a member of the Board of Directors in light of the Company's business and structure.

Earl R. Lewis, age 72, has been a member of our Board since 2014. He presently serves as Chairman of the Board of Harvard Bio Science. From 2000 to 2013, Mr. Lewis served as Chairman, CEO and President of FLIR Systems Inc., a company Forbes several times rated in The Top 200 Best Small Companies. He continues to serve as Chairman of the Board of FLIR Systems Inc. Mr. Lewis served for many years as a top level executive at Thermo Electron Inc. companies, including Thermo Instrument Systems, Thermo Optek Corp. and Thermo Jarrell Ash Corp. Mr. Lewis is a Trustee of Clarkson University. Mr. Lewis holds a B.S. in Technology from Clarkson College and has studied Management at Harvard University and Northeastern University.
Our Board has determined that Mr. Lewis’s prior success managing technology companies and his experience serving as a chairman or director on the boards of several companies qualify him to be a member of our Board in light of the Company's business and structure.

Charles T. Maxwell, age 84, has been a member of our Board since 2001. He is a widely recognized expert in the energy sector, with over 40 years of experience with major oil companies and investment banking firms. From 1999, until his retirement in 2012, Mr. Maxwell was a Senior Energy Analyst with Weeden & Co. of Greenwich, Connecticut, where he developed strategic data and forecasts on oil, gas, and power markets. Mr. Maxwell is a member of the Board of Directors of American DG Energy, an affiliated company by virtue of common ownership. Mr. Maxwell holds a bachelor’s degree in political science from Princeton University and holds a B.A. from Oxford University as a Marshall Scholar in Middle East literature and history.
Our Board has determined that Mr. Maxwell’s prior experience in the energy sector and his extensive experience as a director of public companies qualifies him to be a member of our Board in light of the Company’s business and structure.

Each executive officer is elected or appointed by, and serves at the discretion of, our Board. The elected officers of the Company will hold office until their successors are duly elected and qualified, or until their earlier resignation or removal.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial Owners of at Least Five Percent of our Common Stock
The following table shows, to the best of our knowledge, all persons we know to be beneficial owners of five percent or more of the voting securities of the Company as of the Record Date.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned(1)	Percent of Class(1)
John N. Hatsopoulos (2)	3,846,165	20.2%
George N. Hatsopoulos (3)	3,605,541	18.9%
Michaelson Capital Special Finance Fund LP(4)	1,197,536	6.3%

______________________________________________________

(1)
Unless otherwise noted in these footnotes, the Company believes that all shares referenced in this table are owned of record by each person named as beneficial owner, and that each person has sole voting and dispositive power with respect to the shares of Common Stock owned by each of them.

(2)
This information is as of April 25, 2016. It is based on a Schedule 13G filed by John N. Hatsopoulos with the SEC on February 16, 2016, or the "John Hatsopoulos Schedule 13G", and on a Form 4 filed by John N. Hatsopoulos on April 25, 2016, or the "John Hatsopoulos Form 4". In accordance with the disclosures set forth in the John Hatsopoulos Schedule 13G, and John Hatsopoulos Form 4, Mr. John Hatsopoulos reports sole voting power over 2,262,436 shares, sole dispositive power over 2,262,436 shares, shared voting power over 1,583,729 shares and shared dispositive power over 1,583,129 shares. The percent owned is based on the shares listed above and a calculation using the total outstanding shares on April 25, 2016. Based on the information provided in the John Hatsopoulos Schedule 13G, the address of John Hatsopoulos is c/o Tecogen Inc., 45 First Avenue, Waltham, MA 02451.

(3)
This information is as of April 25, 2016. It is based on a Schedule 13G filed by George N. Hatsopoulos with the SEC on February 18, 2015, or the "George Hatsopoulos Schedule 13G" and on a Form 4 filed by George N. Hatsopoulos on April 25, 2016, or the "George Hatsopoulos Form 4". In accordance with the disclosures set forth in the George Hatsopoulos Schedule 13G and George Hatsopoulos From 4, Mr. George Hatsopoulos reports sole voting power over 2,300,890 shares, sole dispositive power over 2,300,890 shares, shared voting power over 1,304,651 shares and shared dispositive power over 1,304,651 shares. The percent owned is based on the shares listed above and a calculation using the total outstanding shares on April 25, 2016. Based on the information provided in the George Hatsopoulos Schedule 13G, the address of George Hatsopoulos is c/o Tecogen Inc., 45 First Avenue, Waltham, MA 02451.

(4)
This information is as of December 31, 2015 and is based solely on a Schedule 13G filed by Michaelson Capital Special Finance Fund LP with the SEC on February 19, 2016, or the “Michaelson Schedule 13G". In accordance with the disclosures set forth in the Michaelson Schedule 13G, Michaelson Capital Special Finance Fund LP reports shared voting power over 1,197,536 shares and shared dispositive power over 1,197,536 shares. The percent owned is based on the shares listed above and a calculation using the total outstanding shares on April 25, 2016. Based on the information provided in the Michaelson Schedule 13G, the address of Michaelson Capital Special Finance Fund LP is 509 Madison Avenue, Suite 2210, New York, NY 10022.

Security Ownership of Directors and Executive Officers
The following table shows the amount of our Common Stock owned by each director and director nominee, the Named Executive Officers as defined below, and by all of the present executive officers and directors as a group as of the Record Date.

Name and address of beneficial owner(1)	Amount and Nature of Beneficial Ownership(2)	Percent of Class(3)
John N. Hatsopoulos (4)	3,846,165	20.2%
Robert A. Panora (5)	288,350	1.5%
Charles T. Maxwell (6)	100,000	*%
Angelina M. Galiteva (7)	75,000	*%
Ahmed F. Ghoniem (8)	50,000	*%
David A. Garrison (9)	33,500	*%
Benjamin Locke (10)	68,750	*%
Joseph E. Aoun (11)	12,500	*%
Earl Lewis (12)	6,250	*%
All executive officers and directors as a group (8 persons)	4,474,265	23.1%

______________________________________________________

*	Designates less than 1% of beneficial ownership.

(1)	Unless otherwise specified, the address of each of our directors, nominees for directors, Named Executive Officers and executive officers is c/o Tecogen Inc., 45 First Avenue, Waltham, MA 02451.

(2)
In accordance with Rule 13d-3 under the Exchange Act, each person’s percentage ownership is determined by assuming that the options that are held by that person, and which are exercisable within 60 days, have been exercised.

(3)	Number of outstanding shares as of the Record Date and used in the calculation of percent of class is 19,065,436.

(4)
Includes:(a) 2,135,210 shares of Common Stock held by J&P Enterprises LLC for the benefit of: (1) John N. Hatsopoulos and (2) Patricia L. Hatsopoulos. John N. Hatsopoulos is the Executive Member of J&P Enterprises LLC and has voting and investment power; (b) 593,770 shares of Common Stock held by John N. Hatsopoulos and his wife, Patricia L. Hatsopoulos, as joint tenants with rights of survivorship, each of whom share voting and investment power; (c) 989,859 shares of Common Stock held by The John N. Hatsopoulos Family Trust 2007 for the benefit of: (1) Patricia L. Hatsopoulos, (2) Alexander J. Hatsopoulos, and (3) Nia Marie Hatsopoulos, for which George N. Hatsopoulos and Patricia L. Hatsopoulos are the trustees; (d) 100 shares of Common Stock held by Patricia L. Hatsopoulos, John N. Hatsopoulos's wife; and (e) 127,226 shares of common stock that John Hatsopoulos owns directly in his name.

(5)	Includes: (a) 163,350 shares of Common Stock, directly held by Mr. Panora, and (b) options to purchase 125,000 shares of Common Stock exercisable within 60 days of April 27, 2016.

(6)	Includes: (a) 75,000 shares of Common Stock, directly held by Mr. Maxwell, and (b) options to purchase 25,000 shares of Common Stock exercisable within 60 days of April 27, 2016.

(7)	Includes: (a) 50,000 shares of Common Stock, directly held by Ms. Galiteva and (b) options to purchase 25,000 shares of Common Stock exercisable within 60 days of April 27, 2016.

(8)	Includes: (a) 25,000 shares of Common Stock, directly held by Mr. Ghoniem, and (b) options to purchase 25,000 shares of Common Stock exercisable within 60 days of April 27, 2016.

(9)	Includes: (a) 8,500 shares of Common Stock, directly held by Mr. Garrison, and (b) options to purchase 25,000 shares of Common Stock exercisable within 60 days of April 27, 2016.

(10)	Includes: options to purchase 68,750 shares of Common Stock exercisable within 60 days of April 27, 2016.

(11)	Includes: options to purchase 12,500 shares of Common Stock exercisable within 60 days of April 27, 2016.

(12)	Includes: options to purchase 6,250 shares of Common Stock exercisable within 60 days of April 27, 2016.

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides information as of December 31, 2015, regarding Common Stock that may be issued under the Company’s equity compensation plans.

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in second column)
Equity compensation plans approved by security holders	1,268,200	$3.06	1,614,533
Equity compensation plans not approved by security holders	—	—	—
Total	1,268,200	$3.06	1,614,533
This 2006 Stock Incentive Plan or Plan, as amended to date, is intended to provide incentives to the officers, directors, employees, and consultants by providing such individuals with opportunities to purchase stock in the Company pursuant to options granted hereunder which do not qualify as ISOs ("Non-Qualified Option"). The Board administers the Plan, but allows for a single executive, currently Co-CEO John N. Hatsopoulos, to grant a limited number of options on an annual basis.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than five percent of any publicly traded class of the Company's equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC and the NASDAQ. Officers, directors, and greater-than-five-percent stockholders are required by the SEC's regulations to furnish the Company with copies of all Section 16(a) forms that they file.
Based solely upon a review of Forms 3 and Forms 4 furnished to the Company during the most recent fiscal year, and Forms 5 with respect to its most recent fiscal year, the Company believes that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the executive officers, directors, and security holders required to file the same during the fiscal year ended December 31, 2015.
CORPORATE GOVERNANCE
The Board of Directors
The number of directors of the Company is established by the Board in accordance with the Company's Bylaws. The exact number of directors is currently set at six by resolution of the Board. The directors are elected to serve for one year terms, with the term of directors expiring each year at the annual meeting of stockholders; provided further, that the term of each director shall continue until the election and qualification of a successor and be subject to such director’s earlier death, resignation or removal.
The Company's Certificate of Incorporation and Bylaws provide that the authorized number of directors may be changed only by resolution of the Board, and also provide that our directors may be removed only for cause by the affirmative vote of the holders of at least two thirds of the votes that all our stockholders would be entitled to cast in an annual election of directors, and that any vacancy on our Board, including a vacancy resulting from an enlargement of our Board of Directors, may be filled only by vote of a majority of our directors then in office.
Members of the Board discussed various business matters informally on numerous occasions throughout the year. There was three formal Board meetings in person and two formal Board meetings by teleconference during 2015. All current directors attended at least 75% of the meetings of our Board. Independent directors endeavor to meet on a regular basis as often as necessary to fulfill their responsibilities, including at least twice annually in executive session without the presence of non-independent directors and management.
Director Independence
The Company's common stock is listed on the NASDAQ stock exchange. The Board considers the status of its members pursuant to the independence requirements set forth in the applicable NASDAQ rules and applicable federal securities laws. Under these requirements, the Board undertakes a review at least annually of director independence. During this review, the Board considers transactions and relationships between each director or any member of his immediate family and the Company and its affiliates, if any. The purpose of this review is to determine whether any such relationships or transactions exist that are inconsistent with a determination that the director is independent. The following current directors, Ms. Galiteva, Dr. Aoun, Dr. Ghoniem and

Mr. Lewis are “independent” in each case as defined in the applicable NASDAQ rules. As of December 31, 2015, the members of the Compensation Committee, Audit Committee and Nominating and Governance Committee are also “independent” for purposes of Section 10A-3 of the Exchange Act and NASDAQ listing requirements. The Board bases these determinations primarily on a review of the responses of the directors and executive officers to questions regarding employment and transaction history, affiliations and family and other relationships and on discussions with the directors.
Board Leadership Structure and Role in Risk Oversight
The Company separates the roles of Co-Chief Executive Officers and Chairman in recognition of the differences between the two roles. Our Co-Chief Executive Officers are responsible for setting the strategic direction for the Company and the overall leadership and performance of the Company. Our Chairman provides guidance to the Co-Chief Executive Officers, sets the agenda for Board meetings, presides over meetings of the full Board and leads all executive meetings of the independent directors. We are a small company with a small management team, and we feel the separation of these roles enhances high-level attention to our business. Our Board has no lead independent director.
Our Board oversees our risk management processes directly and through its committees. Our management is responsible for risk management on a day-to-day basis. The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including guidelines and policies to govern the process by which the Company’s exposure to risk is handled. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. The Nominating and Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with board organization, membership and structure, succession planning for our directors, and corporate governance.
Committees of the Board of Directors
Our Board directs the management of our business and affairs and conducts its business through meetings of the Board and the following standing committees: the Audit Committee, the Compensation Committee and the Nominating and Governance Committee.
Audit Committee. The Audit Committee is presently composed of three members of the Board: Mr. Charles T. Maxwell (Chairman), Ms. Angelina M. Galiteva and Dr. Ahmed F. Ghoniem. The Audit Committee assists the Board in the oversight of the audit of the Company’s financial statements and the quality and integrity of its accounting, auditing and financial reporting processes. The Audit Committee also has the responsibility of reviewing the qualifications, independence and performance of the Company’s independent registered public accounting firm and is responsible for the appointment, retention, oversight and, where appropriate, termination of the independent registered public accounting firm. During fiscal year 2015, the Audit Committee held four meetings. The Board has determined that each of the members of the Audit Committee meets the criteria for independence under the applicable listing standards of the NASDAQ, and that Mr. Maxwell also qualifies as an “audit committee financial expert,” as defined by the rules adopted by the SEC. The Board has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. The current Audit Committee Charter is available on the Company’s web site,
http://investors.tecogen.com/audit-committee-charter.
Compensation Committee. The Compensation Committee is presently composed of three members of the Board: Mr. Earl R. Lewis (Chairman), Ms. Angelina M. Galiteva and Dr. Joseph E. Aoun. The principal functions of the Compensation Committee are reviewing with management cash and other compensation policies for employees, making recommendations to the Board regarding compensation matters and determining compensation for the Executive Officers. Our Co-Chief Executive Officers have been instrumental in the design and recommendation to the Compensation Committee of compensation plans and awards for our directors and executive officers including our President and Chief Operating Officer, and Chief Financial Officer. All compensation decisions for the Chief Executive Officers and all other executive officers are reviewed and approved by the Compensation Committee, and can be subject to ratification by the Board of Directors. The Compensation Committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the Compensation Committee. In 2015, no compensation consultant was engaged for employee or executive compensation. During fiscal year 2015, the Compensation Committee held no formal meetings. The Board has determined that each of the members of the Compensation Committee meets the criteria for independence under the applicable NASDAQ listing standards. The current Compensation Committee Charter is available on the Company’s web site at http://investors.tecogen.com/compensation-committee-charter.
Nominating and Governance Committee. The Nominating and Governance Committee is presently composed of three members of the Board: Mr. Ahmed F. Ghoniem (Chairman), Mr. Charles T. Maxwell and Dr. Joseph E. Aoun, each of whom is an independent director as independence is defined by the NASDAQ rules and regulations. The Nominating and Governance Committee functions are to identify persons qualified to serve as members of the Board, to recommend to the Board of Directors persons to be nominated by the Board for election as directors at the annual meeting of stockholders and persons to be elected by the board to fill any vacancies, and recommend to the Board persons to be appointed to each of its committees. In addition, the

Nominating and Governance Committee is responsible for developing and recommending to the Board a set of corporate governance guidelines applicable to the Company (as well as reviewing and reassessing the adequacy of such guidelines as it deems appropriate from time to time) and overseeing the annual self-evaluation of the Board. The committee held no formal meetings in 2015. The charter of the Nominating and Governance Committee is available on the Company’s website at http://investors.tecogen.com/nominating-and-governance-committee-charter.
Nominations and Proposals of Stockholders
The Company’s Nominating and Governance Committee identifies new director candidates through recommendations from members of the Committee, other Board members and executive officers of the Company and will consider candidates who are recommended by security holders, as described below. Although the Board does not have a formal diversity policy, the Committee and the Board will consider such factors as it deems appropriate to assist in developing a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. These factors focus on skills, expertise or background and may include decision-making ability, judgment, personal integrity and reputation, experience with businesses and other organizations of comparable size, experience as an executive with a publicly traded company, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board.
A stockholder who, in accordance with Rule 14a-8, or Rule 14a-8, under the Securities Exchange Act of 1934, as amended, or the Exchange Act, wants to present a proposal for inclusion in the Company's 2016 Proxy Statement and proxy card relating to the 2016 Annual Meeting of Stockholders must submit the proposal by January 1, 2016. In order for the proposal to be included in the Proxy Statement, the stockholder submitting the proposal must meet certain eligibility standards and comply with certain regulations established by the SEC.
Stockholders who wish to present a business proposal or nominate persons for election as directors at the Company's 2016 Annual Meeting of Stockholders must provide a notice of the business proposal or nomination in accordance with Section 1.11 of our Bylaws, in the case of business proposals, or Section 1.10 of our Bylaws, in the case of director nominations. In order to be properly brought before the 2016 Annual Meeting of Stockholders, Sections 1.10 and 1.11 of our Bylaws require that a notice of the business proposal the stockholder wishes to present (other than a matter brought pursuant to Rule 14a-8), or the person or persons the stockholder wishes to nominate as a director, must be received at our principal executive office not less than 90 days, and not more than 120 days, prior to the first anniversary of the Company's prior year's annual meeting. Therefore, any notice intended to be given by a stockholder with respect to the Company's 2016 Annual Meeting of Stockholders pursuant to our Bylaws must be received at our principal executive office no earlier than February 12, 2016 and no later than March 13, 2016. However, if the date of our 2016 Annual Meeting of Stockholders occurs more than 30 days before or 30 days after June 11, 2016, the anniversary of the 2015 Annual Meeting of Stockholders, a stockholder notice will be timely if it is received at our principal executive office by the later of (1) the 120th day prior to such annual meeting or (2) the close of business on the tenth day following the day on which public disclosure of the date of the meeting was made. To be in proper form, a stockholder's notice must include the specified information concerning the stockholder and the business proposal or nominee, as described in Sections 1.10 and 1.11 of our Bylaws.
All proposals must be mailed to the Company's principal executive office, at the address stated herein, and should be directed to the attention of the Secretary of the Company.
The Nominating and Corporate Governance Committee will evaluate new director candidates in view of the criteria described above, as well as other factors the Committee deems to be relevant, through reviews of biographical and other information, input from others, including members of the Board and executive officers of the Company, and personal discussions with the candidate when warranted by the results of these other assessments. The Committee will evaluate any director candidates recommended by security holders under the same process. In determining whether to recommend to the Board the nomination of a director who is a member of the Board, the Committee will review the Board performance of such director and solicit feedback about the director from other Board members.
Code of Conduct and Ethics
The Company has adopted a code of business conduct and ethics that applies to the Company’s directors, officers and employees. The Company’s code of business conduct and ethics is intended to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with, or submits to, the SEC and in other public communications made by the Company; compliance with applicable governmental laws, rules and regulations; prompt internal reporting of violations of the code of business conduct and ethics to an appropriate person or persons identified in the code of business conduct and ethics; and accountability for adherence to the code of business conduct and ethics. The Company’s code of business conduct and ethics is available on the Company’s website at http://investors.tecogen.com/code-of-business-conduct-and-ethics. A printed copy of the Company's code of business conduct and ethics is also available free of charge to any person who requests a copy by writing to our Secretary, Tecogen Inc., 45 First Avenue, Waltham, MA 02451.

REPORT OF THE AUDIT COMMITTEE
The information contained in this Proxy Statement with respect to the Audit Committee Report and charter and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the “Securities Act”, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the accounting firm that is engaged as the Company’s independent registered public accounting firm. The Company’s management is responsible for the Company’s internal controls, disclosure controls and financial reporting process. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
In the performance of the Audit Committee’s oversight function, we have reviewed and discussed with management the Company’s audited financial statements of the Company for the fiscal year ended December 31, 2015 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting. We have also discussed with the Company’s independent registered public accounting firm the matters requiring discussion pursuant to Statement on Auditing Standards No. 61, as amended (Communications with Audit Committees) and as adopted by the Public Company Accounting Oversight Board in Rule 3200T and such other matters as we have deemed to be appropriate. We have also discussed with the Company’s independent registered public accounting firm matters relating to its independence, and have received the written disclosures and letter from it required by the applicable requirements of the Public Company Accounting Oversight Board.
On the basis of the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements for the year ended December 31, 2015 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.
By the Members of the Audit Committee,

Mr. Charles T. Maxwell, its Chair
Ms. Angelina M. Galiteva
Dr. Ahmed F. Ghoniem

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Summary Compensation Table
The following table sets forth information with respect to the compensation of our executive officers for the Company's last two completed fiscal years:

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(1)	All other compensation ($)	Total ($)
John N. Hatsopoulos	2015	1	—	—	—	—	1
Co-Chief Executive Officer	2014	1	—	—	—	—	1
(Principal Executive Officer)

Benjamin Locke (2)	2015	108,116	—	—		—	108,116
Co-Chief Executive Officer	2014	150,000	—	—	323,751	—	473,751
(Principal Executive Officer)

Robert A. Panora (3)	2015	131,963		—	—	—	131,963
Chief Operating Officer and President	2014	163,770	50,000	—	—	—	213,770

David A. Garrison	2015	186,923	—	—	—	—	186,923
Chief Financial Officer, Treasurer and Secretary	2014	118,400	—	—	85,387	—	203,787
(Principal Financial Officer)

Bonnie J. Brown (4)	2014	120,840	—	—	—	21,800	142,640
Former Chief Financial Officer, Treasurer and Secretary
______________________________________________________

(1)
The amounts in the “Stock Option Awards” column reflect the aggregate grant date fair value of the awards computed in accordance with FASB ASC Topic 718. The assumptions used by us with respect to the valuation of stock and option awards are set forth in Note 10 – Stockholders’ equity to our 2015 Annual Report reported on Form 10-K.

(2)
Mr. Locke became the Company's Co-Chief Executive Officer on October 30, 2014. He is also the Co-CEO of American DG Energy Inc., and devotes part of his business time to the affairs of American DG Energy. In 2015, $108,115 his salary was reimbursed by the American DG Energy according to the requirements of the business in a given week at a fully burdened rate. On average, Mr. Locke spends approximately 50% of his business time on the affairs of the Company, but such amount varies widely depending on the needs of the business.

(3)
Mr. Panora became the Director of Operations of American DG Energy Inc. in August 2015. He devotes part of his business time to the affairs of American DG Energy. In 2015, $74,615 his salary was reimbursed by the American DG Energy according to the requirements of the business in a given week at a fully burdened rate. On average, Mr. Panora spends approximately 50% of his business time on the affairs of the Company, but such amount varies widely depending on the needs of the business.

(4)
Ms. Brown resigned as Chief Financial Officer, Treasurer, and Secretary of the Company effective August 15, 2014, and in conjunction with an agreed consulting arrangement severance of $21,800 was paid.

Outstanding Equity Awards at Fiscal Year-End
The following table sets forth information with respect to outstanding equity awards held by our executive officers as of December 31, 2015:

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#)exercisable	Number of securities underlying unexercised options (#)unexercisable	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)(1)
John N. Hatsopoulos	—	—	—		—	—
Benjamin M. Locke (2)(3)(4)	18,750	18,750	3.20	6/3/2023
	15,625	46,875	4.96	12/18/2024
	25,000	75,000	4.96	12/18/2024
Robert A. Panora (5)	125,000	—	2.60	2/14/2021	138,350	484,225
David A. Garrison (6)	12,500	37,500	4.50	4/24/2024
______________________________________________________

(1)	Market value of shares of stock that have not vested is computed based on the closing price of the Company’s Common Stock on December 31, 2015, which was $3.50 per share.

(2)
Includes stock option award granted on June 3, 2013, with 25% of the shares vesting on June 3, 2014 and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, subject to Mr. Locke’s continued employment and subject to acceleration of vesting upon a change in control.

(3)
Includes stock option award granted on December 18, 2014, with 25% of the shares vesting on December 18, 2015 and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, subject to Mr. Locke’s continued employment and subject to acceleration of vesting upon a change in control.

(4)
Includes stock option award granted on December 18, 2014, with the shares vesting if the Company achieves a positive adjusted EBITDA for the year ended 2015, subject to Mr. Locke’s continued employment and subject to acceleration of vesting upon a change in control.

(5)
Includes stock option award granted on February 15, 2011, with 25% of the shares vesting on February 15, 2012 and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, subject to Mr. Panora’s continued employment and subject to acceleration of vesting upon a change in control. Includes 138,350 shares of restricted Common Stock at a purchase price of $.001 per share granted on December 4, 2006, 25% shares vesting starting May 20, 2016, subject to acceleration of vesting upon a change in control prior to a termination event.

(6)
Includes stock option award granted on April 25, 2014, with 25% of the shares vesting on April 25, 2015 and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, subject to Ms. Garrison’s continued employment and subject to acceleration of vesting upon a change in control.

Director Compensation
Each director who is not also one of our employees will receive a fee of $500 per day for service on those days that our Board and/or each of the Audit, Compensation or Nominating and Governance Committees holds meetings, or otherwise conducts business. Non-employee directors also will be eligible to receive stock or option awards under our equity incentive plan. We reimburse all of our non-employee directors for reasonable travel and other expenses incurred in attending Board and committee meetings. Any director who is also one of our employees receives no additional compensation for serving as a director.
The following table sets forth information with respect to the fiscal year 2015 compensation of our directors who were not executive officers during the year ended December 31, 2015:

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	All other compensation ($)	Total ($)
Angelina M. Galiteva	4,500	—	—	—	4,500
Joseph E. Aoun	1,500	—	—	—	1,500
Ahmed F. Ghoniem	3,000	—	—	—	3,000
Charles T. Maxwell	4,500	—	—	—	4,500
Earl R. Lewis	2,500	—	—	—	2,500

Outstanding Equity Awards at Fiscal Year-End Table
The following table summarizes the outstanding equity awards held by each director who were not executive officers during the year ended December 31, 2015:

	Option awards				Stock awards
Name	Number of securities underlying unexercised options (#)exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)	Market value of shares of stock that have not vested ($)
Angelina M. Galiteva (1)	25,000	—	2.60	2/14/2021	25,000	87,500
Joseph E. Aoun (2)	12,500	12,500	4.50	12/31/2023
Ahmed F. Ghoniem (3)	25,000	—	2.60	2/14/2021
Earl Lewis (4)	6,250	18,750	4.96	12/18/2024
Charles T. Maxwell (5)	25,000	—	2.60	2/14/2021
______________________________________________________

(1)
Includes stock option award granted on February 15, 2011, with 25% of the shares vesting on February 15, 2012, and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, provided that Ms. Galiteva serves as a director or consultant to the Company. Includes 25,000 shares of restricted Common Stock at a purchase price of $.004 per share granted on December 13, 2006, with 100% of the shares vesting on May 20, 2016.

(2)
Includes stock option award granted on December 31, 2013, with 25% of the shares vesting on December 31, 2014, and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, provided that Dr. Aoun serves as a director or consultant to the Company.

(3)
Includes stock option award granted on February 15, 2011, with 25% of the shares vesting on February 15, 2012, and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, provided that Mr. Ghoniem serves as a director or consultant to the Company.

(4)
Includes stock option award granted on December 18, 2014, with 25% of the shares vesting on December 18, 2015, and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, provided that Mr. Lewis serves as a director or consultant to the Company.

(5)
Includes stock option award granted on February 15, 2011, with 25% of the shares vesting on February 15, 2012, and then an additional 25% of the shares vesting on each of the subsequent three anniversaries, provided that Mr. Maxwell serves as a director or consultant to the Company.

Compensation Committee Interlocks and Insider Participation
None of our executive officers serve as a member of the board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee. None of the current members of the Compensation Committee of our Board has ever been an employee of the Company.
Employment Contracts and Termination of Employment and Change-in-Control Arrangements
None of our executive officers has an employment contract or change-in-control arrangement, other than stock and option awards that contain certain change-in-control provisions such as accelerated vesting due to acquisition. In the event an acquisition that is not a private transaction occurs while the optionee maintains a business relationship with the Company and the option has not fully vested, the option will become exercisable for 100% of the then number of shares as to which it has not vested with such vesting to occur immediately prior to the closing of the acquisition.
The stock and option awards that would vest for each named executive if a change-in-control were to occur are disclosed under our Outstanding Equity Awards at Fiscal Year-End Table. Our stock and option awards contain certain change-in-control provisions. Descriptions of those provisions are set forth below:
Stock Awards Change-in-Control Definition
For the purposes of our stock awards, change-in-control shall mean (a) the acquisition in a transaction or series of transactions by any person (such term to include anyone deemed a person under Section 13(d)(3) of the Exchange Act), other than the Company or any of its subsidiaries, or any employee benefit plan or related trust of the Company or any of its subsidiaries, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors or (b) the sale or other disposition of all or substantially all of the assets of the Company in one transaction or series of related transactions.

Option Awards Change-in-Control Definition
For the purposes of our option awards, change-in-control shall mean  merger (or reverse merger), consolidation, or other similar event or the sale or lease of all or substantially all of the Company’s assets. Upon a change-in-control,while the optionee maintains a business relationship with the Company and the option has not fully vested, the option shall become exercisable for 100% of the then number of shares as to which it has not vested, such vesting to occur immediately prior to the closing of the acquisition.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE.
The Company has three affiliated companies, namely American DG Energy, EuroSite Power, and Ilios. These companies are affiliates because several of the major stockholders of those companies, have a significant ownership position in the Company. The Company does not own any shares of American DG Energy, and EuroSite Power.
American DG Energy, EuroSite Power and Ilios are affiliated companies by virtue of common ownership. The common stockholders include:

•
John N. Hatsopoulos, the Company’s Co-Chief Executive Officer who is also: (a) the Chief Executive Officer and a director of American DG Energy and as of December 31, 2015 holds approximately 3.2% of American DG Energy’s common stock; (b) the Chairman of EuroSite Power and as of December 31, 2015 holds approximately 4.8% of EuroSite Power’s common stock; and (c) a director of Ilios and as of December 31, 2015 holds 7.2% of Ilios’s common stock.

•
Dr. George N. Hatsopoulos, who is John N. Hatsopoulos’ brother, and is also: (a) an investor of American DG Energy and as of December 31, 2015 holds approximately 13% of American DG Energy’s common stock; (b) an investor in Eurosite Power and as of December 31, 2015 holds less than %1 of EuroSite Power’s common stock; (c) an investor in Ilios and as of December 31, 2015 holds 3.1% of Ilios's common stock; and (d) was a director of the Company until June 25, 2014.

American DG Energy has sales representation rights to the Company’s products and services in New England. Revenue from sales of cogeneration and chiller systems, parts and service to American DG Energy and EuroSite Power during the years ended December 31, 2015 amounted to $1,903,427.
John N. Hatsopoulos’ salary is $1.00 per year. On average, Mr. Hatsopoulos spends approximately 50% of his business time on the affairs of the Company; however such amount varies widely depending on the needs of the business and is expected to increase as the business of the Company develops.
On January 1, 2006 the Company signed a Facilities and Support Services Agreement with American DG Energy for a period of one year, renewable annually, on January 1st, by mutual agreement. Various versions of this agreement have been renewed each year between the Company and American DG Energy. Under these agreements, the Company provides American DG Energy with certain office and business support services and also provides pricing based on a volume discount depending on the level of American DG Energy purchases of cogeneration and chiller products. For certain sites, American DG Energy hires the Company to service its chiller and cogeneration products. The Company also provides office space and certain utilities to American DG Energy based on a monthly rate set at the beginning of each year. Also, under this agreement, American DG Energy has sales representation rights to the Company's products and services in New England.
The Company subleases portions of its corporate offices and manufacturing facility to sub-tenants under annual sublease agreements. For the year ended December 31, 2015, the Company received $78,468 from American DG Energy and Eurosite. In addition, for the year ended December 31, 2015 the Company received from American DG Energy, $36,672 to offset common operating expenses incurred in the administration and maintenance of its corporate office and warehouse facility. In addition, the Company pays certain operating expenses, including benefits and insurance, on behalf of American DG Energy. The Company was reimbursed for these costs. As of December 31, 2015, the total amount due from American DG Energy was $1,177,261.

Director Independence
The Company’s policy is that a majority of our Board shall be “independent” in accordance with NASDAQ rules including, in the judgment of the Board, the requirement that such directors have no material relationship with the Company (either directly or as a partner, stockholder or officer of an organization that has a relationship with the Company). The Board has adopted the following standards to assist it in determining whether a director has a material relationship with the Company. Under these standards, a director will not be considered to have a material relationship with the Company if he or she is not:

(a)
a director who is, or during the past three years was, employed by the Company, other than prior employment as an interim executive officer (provided the interim employment did not last longer than one year);

(b)
a director who accepted or has an immediate family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following:

(i)	compensation for board or board committee service;

(ii)	compensation paid to an immediate family member who is an employee (other than an executive officer) of the Company;

(iii)	compensation received for former service as an interim executive officer (provided the interim employment did not last longer than one year); or

(iv)	benefits under a tax-qualified retirement plan, or non-discretionary compensation;

(c)	a director who is an immediate family member of an individual who is, or at any time during the past three years was, employed by the Company as an executive officer;

(d)
a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received, payments (other than those arising solely from investments in the Company's securities or payments under non-discretionary charitable contribution matching programs) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the most recent three fiscal years;

(e)
a director who is, or has an immediate family member who is, employed as an executive officer of another entity where at any time during the most recent three fiscal years any of the issuer's executive officers serve on the compensation committee of such other entity; or

(f)
a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

Ownership of a significant amount of the Company’s stock, by itself, does not constitute a material relationship. For relationships not covered by these standards, the determination of whether a material relationship exists shall be made by the other members of the Board who are independent (as defined above).
CHANGES IN INDEPENDENT REGISTERD ACCOUNTING FIRM
On August 15, 2014, the Audit Committee approved the engagement of Wolf & Company, P.C., or Wolf, as the Company's independent registered public accounting firm. McGladrey LLP, or McGladrey, the Company's former independent registered public accounting firm was dismissed by the Audit Committee.
In deciding to select Wolf, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Wolf and concluded that Wolf has no commercial relationship with the Company that would impair its independence for the fiscal year ended December 31, 2014. During the Company's two most recent fiscal years and the subsequent interim period through August 15, 2014, the Company did not consult Wolf with respect to any of the matters or events listed in Regulation S-K Item 304(a)(2).
The reports of McGladrey on the financial statements of the Company for the years ended December 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2013 and 2012 and through August 15, 2014, there were no (i) disagreements between the Company and McGladrey on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of McGladrey, would have caused them to make reference to the subject matter of the disagreement(s) in connection with its reports on the financial statements for such years; or (ii) “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

AUDIT FEES SUMMARY
Fees billed by Wolf for services rendered in connection with the fiscal years ended 2015 and 2014 are set forth below. All fees earned by Wolf were pre-approved by the Audit Committee.

	2015	2014
Audit fees	$141,500	$107,100
Audit-related fees	12,000	—
Tax fees	—	—
All other fees	—	—
Total	$153,500	$107,100
The following table summarizes fees billed to the Company by McGladrey for professional services rendered for the years ended 2015 and 2014:

	2015	2014
Audit fees	$0	$90,400
Audit-related fees (1)	45,000	120,600
Tax fees	—	—
All other fees	—	—
Total	$45,000	$211,000
(1) Represents initial public offering accounting and auditing costs.
Audit Fees
Audit fees billed by Wolf for 2015 and 2014 consist of fees for the audit of the Company's financial statements included in the Company's fiscal year end reports for the year ended December 31, 2015 and 2014 as well as the review of Company's interim financial statements in the Company's quarterly reports for the quarters since the quarter ended September 30, 2014.
Audit fees billed by McGladrey for 2014 consist of fees for the review of the Company's interim financial statements included in the Company's quarterly reports for the quarters ended March 31, 2014 and June 30, 2014.
Audit-Related Fees
Audit-related fees billed by McGladrey for 2015 and 2014 included consents for the registration statements and for the the Annual Report for the year ended December 31, 2014. For 2014, the audit-related fees were for services performed to provide a consent in preparation for an IPO in the spring of 2014.
Tax Fees
There were no tax fees billed by Wolf or McGladrey in 2015 and 2014.
All Other Fees
There were no Other Fees for 2015 and 2014.
Audit pre-approval policy and procedures
The Audit Committee’s current policy is to pre-approve all audit and permissible non-audit services provided by our independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PROPOSALS RECOMMENDED FOR CONSIDERATION BY STOCKHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
The Company’s Bylaws provide that the number of directors shall be fixed from time to time by a vote of the majority of the Board of Directors. The Board of Directors currently consists of six members, Ms. Angelina M. Galiteva, Mr. John N. Hatsopoulos, Mr. Charles T. Maxwell, Dr. Ahmed F. Ghoniem, Mr. Earl R. Lewis, Dr. Joseph E. Aoun.
The Board has concluded that the nomination and election of Ms. Angelina M. Galiteva, Mr. John N. Hatsopoulos, Mr. Charles T. Maxwell, Mr. Ahmed F. Ghoniem, Mr. Earl R. Lewis, Dr. Joseph E. Aoun, as members of the Board, is in the best interests of the Company, and recommends stockholder approval of the election of each nominee to hold office for one year until the next annual meeting of stockholders or until their successors are duly elected and qualified. Biographical information concerning the nominees can be found under “Information About Directors and Executive Officers” above.
Recommendation and Vote
The nominee for director receiving a plurality of the votes cast by the holders of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be elected as director. Each of the nominees have consented to being named in this Proxy Statement and to serve his or her respective term if elected. If a nominee should for any reason become unavailable for election, the Board may nominate a substitute nominee. If you have submitted a proxy and a substitute nominee is selected, proxies may be voted with discretionary authority by the persons appointed as proxies for any substitute nominee designated by the Board. Alternatively, if the Board does not select a substitute nominee, the proxy may vote only for the remaining nominees, leaving a vacancy on the Board that may be filled at a later date by the Board in accordance with the Bylaws of the Company. As of the date of this Proxy Statement, the Board is not aware that any nominee is unable or will decline to serve as a director.
The Board recommends a vote FOR each of the nominees for election to the Board of Directors of the Company.
PROPOSAL 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has engaged Wolf & Company, P.C., or “Wolf” to serve as the Company's independent registered public accounting firm in connection with the audit for the fiscal year ended December 31, 2016, and the review of the Company's financial statements for the quarters ended March 31, 2016, June 30, 2016, and September 30, 2016. Wolf has served as the Company's registered public accounting firm since September 15, 2014.
Although ratification is not required, the Board is submitting the selection of Wolf to its stockholders for ratification as a matter of good corporate practice. If the selection is not ratified by stockholders, the Audit Committee will consider the results in connection with its selection of auditors for the balance of 2016. Notwithstanding the ratification of the selection, the Audit Committee in its discretion may select a different independent registered public accounting firm at any time if it determines that such a change would be in the Company's best interest and the best interest of its stockholders.
The Audit Committee, prior to engaging Wolf, considered the qualifications of that firm, its reputation for integrity, competence in the fields of accounting and auditing, and its independence.
The Company has been informed that neither Wolf nor any of its partners have any direct financial interest or any material indirect financial interest in the Company nor have had any connection during the past three years with the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of Wolf is expected to be present at the Annual Meeting, to make a statement if so desired, and to respond to any appropriate questions.
Recommendation and Vote
To be approved the ratification of the appointment of Wolf requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter.
The Board recommends that stockholders vote FOR the ratification of the appointment of Wolf & Company P.C. as the Company's independent registered public accounting firm.

PROPOSAL 3
AUTHORIZATION TO ADJOURN THE ANNUAL MEETING
If, at the Annual Meeting, the number of shares of common stock, present in person or by proxy, is insufficient to constitute a quorum or the number or shares of common stock voting in favor is insufficient to approve any of the proposals, management may determine to move to adjourn the Annual Meeting to a later date or dates, if necessary, in order to enable the Board of Directors to solicit additional proxies. In that event, we will ask our stockholders to vote only upon the adjournment proposal and not the remaining proposals. Among other things, approval of the adjournment proposal could mean that, even if we had received proxies representing a sufficient number of votes against any of the proposals to defeat the proposal, we could adjourn the Annual Meeting without a vote on the matter and seek to convince the holders of those shares to change their votes in favor of the proposals. Generally, if the Annual Meeting is adjourned, no notice of the adjourned meeting is required to be given to stockholders, other than announcement at the Annual Meeting of the place, date and time to which the meeting is adjourned. However, the Company’s ByLaws provide that if the adjournment or adjournments are for more than 30 days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting.
Recommendation and Vote
To be approved, the adjournment proposal requires the affirmative vote of the holders of a majority in voting power of the votes cast by the holders of all of the shares of stock present or represented at the meeting and voting affirmatively or negatively on such matter.
The Board of Directors recommends that stockholders vote FOR the proposal to authorize the Board of Directors to adjourn the Annual Meeting of stockholders to allow time for the further solicitation of proxies.

ADDITIONAL INFORMATION
No Incorporation by Reference
In the Company’s filings with the SEC, information is sometimes “incorporated by reference.” This means that we are referring you to information that has previously been filed with the SEC and the information should be considered as part of the filing. Based on SEC regulations, the “Audit Committee Report” and the “Compensation Committee Procedures,” specifically are not incorporated by reference into any other filings with the SEC. In addition, this Proxy Statement includes website addresses. These website addresses are intended to provide inactive, textual references only. The information on these websites is not part of this Proxy Statement.
Stockholder Communication with the Board
A stockholder that desires to communicate directly with the Board or one or more of its members concerning the affairs of the Company shall direct the communication in writing to Tecogen Inc., attention Corporate Secretary, 45 First Avenue, Waltham, Massachusetts, 02451. If such communication is intended for some but not all of the members of the Board, the mailing envelope must contain a clear notation indicating that the enclosed letter is a “Shareholder-Board Communication”. The Corporate Secretary has been authorized to screen commercial solicitations and materials which pose security risks, are unrelated to the business or governance of the Company, or are otherwise inappropriate. All such letters must identify the author as a shareholder and clearly state whether the intended recipients are all or individual members of the Board. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.
Householding of Proxy Statements
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual report or Notice of Internet Availability of proxy materials with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report or Notice of Internet Availability of proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
A number of brokers with account holders who are our stockholders may “household” our proxy materials. In that event, a single Proxy Statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate Proxy Statement and annual report or Notice of Internet Availability of proxy materials, please notify your broker and the Company's Secretary in writing at 45 First Ave, Waltham, MA 02451 or by telephone at (781) 466-6400. You can also obtain a copy at https://materials.proxyvote.com/87876P. The Company will promptly deliver, without charge, an additional copy of any such Proxy Statement and annual report or Notice of Internet Availability upon request. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request householding of their communications should contact their broker.
Other Proposed Action
The Board does not intend to bring any other matters before the Annual Meeting, nor does the Board know of any matters which other persons intend to bring before the Annual Meeting. If, however, other matters not mentioned in this Proxy Statement properly come before the Annual Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with the recommendation of the Board.

By Order of the Board of Directors
TECOGEN, INC.
/s/ David A. Garrison
David A. Garrison
Secretary of the Corporation

TECOGEN INC.
Annual Meeting of Stockholders
June 23, 2016 at 1:30 p.m.
This proxy card is valid only when signed and dated
The Board of Directors recommends a vote FOR ALL NOMINEES on Proposal 1, FOR Proposals 2 and 3. To vote in accordance with the Board of Directors recommendations, just sign below no boxes need to be checked.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: [X]

1.	To elect six (6) directors of the Board of Directors of the Company to hold office for one (1) year until the 2017 annual meeting or until their successors are duly elected and qualified:

Nominees:
Angelina M. Galiteva        ☐
John N. Hatsopoulos        ☐
Charles T. Maxwell        ☐
Ahmed F. Ghoniem        ☐
Earl R. Lewis        ☐
Joseph E. Aoun        ☐

Nominees:
FOR ALL NOMINEES                ☐
WITHHOLD AUTHORITY FOR ALL NOMINEES    ☐
FOR ALL EXCEPT (see instructions below)        ☐
Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and mark the box next to each nominee you wish to withhold.

2.	To ratify the selection by the Audit Committee of our Board of Directors of the firm of Wolf and Co., as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

FOR            ☐
AGAINST             ☐
ABSTAIN             ☐

3.	To approve the non-binding advisory proposal regarding executive compensation.

FOR            ☐
AGAINST             ☐
ABSTAIN             ☐

Please indicate if you plan to attend this meeting      YES ☐ NO ☐

Name __________________ Signature ________________________ Date: ___________________, 2016

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

TECOGEN INC.
Annual Meeting of Stockholders
June 23, 2016 at 1:30 p.m.
This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints John N. Hatsopoulos, Benjamin M. Locke and David A. Garrison, or any one of them (with full power to act alone), as Proxies of the undersigned, with full power of substitution, to vote all of the common stock of Tecogen, Inc which the undersigned has the full power to vote at the Annual Meeting of stockholders of Tecogen, Inc to be held at the corporate headquarters of Tecogen, Inc at 45 First Avenue, Waltham, Massachusetts 02451, on Thursday, June 23, 2016 at 1:30 p.m., and at any adjournments thereof, in the transaction of any business which may come before said meeting, with all the powers the undersigned would possess if personally present and particularly to vote each matter set forth on the reverse side, all as in accordance with the Notice of Annual Meeting and Proxy Statement furnished with this proxy.

Unless otherwise specified by the undersigned, this proxy will be voted FOR ALL NOMINEES on Proposal 1, FOR Proposals 2 and 3, and also will be voted by the proxy holders at their discretion as to any other matters properly transacted at the Annual Meeting or any postponement or adjournment thereof.

(Continued, and to be marked, dated and signed, on the other side)